UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2015 (November 20, 2015)

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (44) (20) 3124 6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 20, 2015, Willis Group Holdings Public Limited Company (“Willis”) and Trinity Acquisition Limited (“TAL”) entered into a Term Loan Agreement (the “Term Loan Agreement”) among Willis, TAL, certain senior lenders (the “Term Lenders”) and Barclays Bank PLC (“Barclays”), as administrative agent. Pursuant to the Term Loan Agreement, the Term Lenders will make available to TAL (i) up to €550,000,000 in tranche A term loans and (ii) up to $400,000,000 in tranche B term loans (collectively, the “Term Loan Facility”). Proceeds of (i) the tranche A term loan will be used to finance the purchase (the “Gras Savoye Acquisition”) of the remaining equity interests of GS & Cie Groupe (“Gras Savoye”) and its subsidiaries pursuant to a securities transfer agreement (the “Gras Savoye Acquisition Agreement”) in respect of such purchase and (ii) the tranche B term loan will be used (x) to repay certain existing indebtedness of Towers Watson & Co. (“Towers Watson”) in connection with the contemplated merger (the “Towers Watson Transactions”) of Towers Watson and Willis pursuant to the merger agreement (the “Towers Watson Merger Agreement”) in respect of such merger, (y) to pay related transaction expenses and fees and (z) for general corporate purposes. The Term Loan Facility will mature 364 days following the first date (the “Initial Funding Date”) that either tranche of term loans is made to TAL.

Amounts outstanding under the Term Loan Facility shall bear interest at a rate equal to (a) for Eurocurrency Rate Loans in US dollars, LIBOR plus an applicable margin of 1.25% to 2.00%, (b) for Eurocurrency Rate Loans in euros, EURIBOR plus an applicable margin of 1.25%-2.00%, and (c) for Base Rate Loans in US dollars, the highest of (i) the federal funds rate plus 1/2 of 1%, (ii) the “prime rate” as announced by Barclays Bank PLC and (iii) one month LIBOR plus 1.00%, plus an applicable margin of 0.25% to 1.00%, in each case, based upon Willis’s guaranteed, senior-unsecured long term debt rating; provided that beginning 180 days after the Initial Funding Date, 0.50% will be added to the applicable margin and, provided further, that if the LIBOR or EURIBOR rate, as applicable, is below zero, such shall be deemed to be zero.

Conditions to each borrowing under the Term Loan Facility include the making of certain specified representations set forth in the Term Loan Agreement (including organizational existence, power and authority in connection with the authorization, execution, delivery and performance of the loan documentation, enforceability of the loan documentation, Investment Company Act, compliance with the USA PATRIOT Act, and use of proceeds not in violation of OFAC, FCPA and the UK Bribery Act), no payment or bankruptcy event of default shall exist or would result from such borrowing and the use of proceeds thereof, and such borrowing is permitted under the existing TAL Credit Agreement (as defined below) and WSI Credit Agreement (as defined below). As a condition to the borrowing of the tranche A term loans, to the knowledge of Willis, the representations made on behalf of Gras Savoye under the Gras Savoye Acquisition Agreement which are material to the interests of the Term Lenders and the failure of which to be true would permit Willis not to consummate the transactions, shall be true and correct in all respects on the closing date of such acquisition. As a condition to the borrowing of the tranche B term loans, the representations made on behalf of Towers Watson in the Towers Watson Merger Agreement which are material to the interests of the Term Lenders and the failure of which to be true would permit Willis not to consummate the transactions, shall be true and correct in all respects, and the merger contemplated thereunder shall be consummated by Willis and its affiliates on the date of such borrowing.

Voluntary prepayment is permitted under the Term Loan Facility without penalty or premium. The Term Loan Facility requires mandatory prepayment in respect of outstanding amounts if (i) Willis or its subsidiaries disposes of assets and such disposal results in a realization of net cash proceeds in excess of $10 million in any transaction or related series of transactions, subject to certain exceptions, or (ii) Willis or its subsidiaries issues additional indebtedness (subject to certain exceptions, including permitted refinancings of existing debt, certain types of subsidiary debt or other debt not in excess of $50 million) or equity interests (subject to certain exceptions, including pursuant to stock options and similar arrangements) which result in a realization of net cash proceeds.

Willis is subject to various affirmative and negative covenants and reporting obligations under the Term Loan Facility which are generally similar to those in the existing TAL Credit Agreement (as defined below). These include, among others, limitations on subsidiary indebtedness, liens, sale and leaseback transactions, certain investments, fundamental changes, assets sales and restricted payments, and maintenance of certain financial covenants. In addition, the Term Loan Facility includes customary covenants with respect to compliance with applicable OFAC, FCPA and similar laws and limitations on amending the Towers Watson Facility (as defined below) in any manner materially adverse to the Term Lenders. Events of default under the Term Loan Facility are generally similar to those in the existing TAL Credit Agreement and include non-payment of amounts due to the Term Lenders, violation of covenants, incorrect representations, defaults under other material indebtedness, judgments, specified insolvency-related events, certain ERISA events and invalidity of loan documents, subject to, in certain instances, specified thresholds, cure periods and exceptions. In addition, under the Term Loan Facility, it is an event of default if the Gras Savoye Acquisition is consummated and the operations of Gras Savoye’s Sudan branch have not been shut down or divested such that Willis or its subsidiaries has any legal or beneficial ownership therein. The obligations of TAL under the Term Loan Facility are guaranteed by Willis and certain of its subsidiaries pursuant to a guaranty agreement among TAL, Willis, the other guarantors party thereto and Barclays, as administrative agent. The obligations of Willis under the Term Loan Facility are unsecured.

In connection with the Term Loan Facility, on November 20, 2015, Willis, TAL and Willis North America, Inc. entered into a Consent and Waiver to Credit Agreement (the “TAL Consent”) with Barclays, as administrative agent, and the TAL Lenders (as defined below) party thereto, which amends that certain Credit Agreement, dated as of December 16, 2011 (as amended pursuant to that certain First Amendment, dated as of July 23, 2013 (the “TAL First Amendment”), and that certain Second Amendment, dated as of February 27, 2015 (the “TAL Second Amendment”), the “TAL Credit Agreement”) among Willis, TAL, certain senior lenders (the “TAL Lenders”) and Barclays, as administrative agent.

Under the terms of the TAL Consent, the required lenders under the TAL Credit Agreement consent to, among other things, permit the transactions related to the Gras Savoye Acquisition and the Towers Watson Transactions (collectively, the “Permitted Transactions”) and to permit the assumption of up to $340 million in term loans of Towers Watson Delaware Inc. (the “Towers Watson Facility”), which loans will be incurred in connection with the Towers Watson Transactions. As a condition to obtaining such consent, the cap on general subsidiary indebtedness basket under the TAL Agreement will be reduced from $200,000,000 to $100,000,000 and the Towers Watson Facility may not be amended in any manner adverse to the TAL Lenders without obtaining “required lender” consent under the TAL Credit Agreement, in each case, for so long as the Towers Watson Facility is outstanding.

In connection with the Term Loan Facility, on November 20, 2015, Willis, TAL and Willis North America Inc. entered into a Consent to Guaranty Agreement (the “WSI Consent” and together with the TAL Consent, the “Consents”) with SunTrust Bank, as the administrative agent, and the lenders party thereto, which amends that certain Guaranty Agreement dated as of March 3, 2014 (the “WSI Guaranty Agreement”), as amended pursuant to that certain First Amendment, dated as of February 27, 2015, among Willis and certain subsidiaries of Willis, as guarantors (the “WSI Guarantors”), and SunTrust Bank, as administrative Agent. Pursuant to the WSI Guaranty Agreement, the obligations of Willis Securities, Inc. (“WSI”) under the Revolving Note and Cash Subordination Agreement, dated March 3, 2014 (as amended by that certain First Amendment, dated April 28, 2014 (the “WSI First Amendment”), and that certain Second Amendment, dated February 27,2015 (the “WSI Second Amendment”), the “WSI Credit Agreement”), among WSI, the lenders party thereto (the “WSI Lenders”) and SunTrust Bank, as administrative agent, are guaranteed by the WSI Guarantors and certain covenants under the TAL Credit Agreement are incorporated therein by reference.

Under the terms of the WSI Consent, the WSI Lenders consent to the Permitted Transactions and the assumption of up to $340 million in term loans under the Towers Watson Facility by giving effect to the TAL Consent under the TAL Credit Agreement for all purposes under the WSI Guaranty Agreement. As a condition to obtaining such consent, the Towers Watson Facility may not be amended in any manner adverse to the WSI Lenders without obtaining “required lender” consent under the WSI Credit Agreement for so long as the Towers Watson Facility is outstanding.

The descriptions of the Term Loan Agreement, the TAL Consent and the WSI Consent do not purport to be complete and are qualified in their entirety by reference to the Term Loan Agreement and the Consents, copies of which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. The description of the TAL Credit Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on December 20, 2011 and is incorporated by reference herein. The description of the TAL First Amendment is qualified in its entirety by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on July 25, 2013 and is incorporated by reference herein. The description of the TAL Second Amendment is qualified in its entirety by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Willis on March 3, 2015 and is incorporated by reference herein. The description of the WSI Credit Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on March 4, 2014 and is incorporated by reference herein. The description of the WSI First Amendment is qualified in its entirety by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Willis on May 1, 2014 and is incorporated by reference herein. The description of the WSI Second Amendment is qualified in its entirety by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on March 3, 2015 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Term Loan Agreement, dated as of November 20, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent

10.2	Consent and Waiver to Credit Agreement, dated as of November 20, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent

10.3	Consent to Guaranty Agreement, dated as of November 20, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, Willis North America Inc., SunTrust Bank, as administrative agent, and the lenders party thereto

10.4	Credit Agreement, dated as of December 16, 2011, among, Trinity Acquisition Limited (f/k/a Trinity Acquisition PLC), Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on December 20, 2011)

10.5	First Amendment to Credit Agreement, dated as of July 23, 2013, among Trinity Acquisition Limited (f/k/a Trinity Acquisition PLC), Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on July 25, 2013)

10.6	Second Amendment to Credit Agreement, dated as of February 27, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Willis on March 3, 2015)

10.7	Revolving Note and Cash Subordination Agreement, dated as of March 3, 2014, among Willis Securities, Inc., as borrower, SunTrust Bank PLC, as administrative agent, BMO Harris Bank, N.A., as syndication agent, Lloyds Bank PLC, as documentation agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on March 4, 2014)

10.8	First Amendment to Revolving Note and Cash Subordination Agreement, dated as of April 28, 2014, among Willis Securities, Inc., SunTrust Bank PLC, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Willis on May 1, 2014)

10.9	Second Amendment to Revolving Note and Cash Subordination Agreement, dated as of February 27, 2015, among Willis Securities, Inc., SunTrust Bank, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on March 3, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2015	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ John T. Greene
John T. Greene
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Term Loan Agreement, dated as of November 20, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent

10.2	Consent and Waiver to Credit Agreement, dated as of November 20, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent

10.3	Consent to Guaranty Agreement, dated as of November 20, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, Willis North America Inc., SunTrust Bank, as administrative agent, and the lenders party thereto

10.4	Credit Agreement, dated as of December 16, 2011, among, Trinity Acquisition Limited (f/k/a Trinity Acquisition PLC), Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on December 20, 2011)

10.5	First Amendment to Credit Agreement, dated as of July 23, 2013, among Trinity Acquisition Limited (f/k/a Trinity Acquisition PLC), Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on July 25, 2013)

10.6	Second Amendment to Credit Agreement, dated as of February 27, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Willis on March 3, 2015)

10.7	Revolving Note and Cash Subordination Agreement, dated as of March 3, 2014, among Willis Securities, Inc., as borrower, SunTrust Bank PLC, as administrative agent, BMO Harris Bank, N.A., as syndication agent, Lloyds Bank PLC, as documentation agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on March 4, 2014)

10.8	First Amendment to Revolving Note and Cash Subordination Agreement, dated as of April 28, 2014, among Willis Securities, Inc., SunTrust Bank PLC, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Willis on May 1, 2014)

10.9	Second Amendment to Revolving Note and Cash Subordination Agreement, dated as of February 27, 2015, among Willis Securities, Inc., SunTrust Bank, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on March 3, 2015)